June 6, 2023 2023 INVESTOR DAY Shaping the way our world moves™

Disclosures 2| SHAPING THE WAY OUR WORLD MOVES Cautionary Statement Regarding Forward Looking Information This presentation and accompanying oral discussion contains forward-looking statements within the Private Securities Litigation Reform Act of 1995, which statements may be identified by words such as “may,” “will,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “approximate,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume” and “assume.” These forward-looking statements are not guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements. In evaluating these forward-looking statements, you should carefully consider the factors referenced below. Although it is not possible to create a comprehensive list of all factors that may cause actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, a discussion of the factors and other risks and uncertainties that could materially affect our financial results and operations is included in Item 1A “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the SEC. Our most recent Annual Report on form 10-K and other reports we periodically file with the SEC including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are posted on our website. While we believe we have identified and discussed in these SEC filings the material risks affecting our business, there may be additional factors, risks and uncertainties not currently known to us or that we currently consider immaterial that may affect the forward-looking statements made herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to update any forward-looking statement made in this report, except as required by law. Non-GAAP Financial Measures The presentation also includes certain financial information that is not presented in accordance with Generally Accepted Accounting Principles (“GAAP”), including, but not limited to, “Adjusted Operating Margin”, “Adjusted Net Earnings Per Share”, and “Adjusted Free Cash Flow”. While we believe that these non-GAAP financial measures may be useful in evaluating our financial condition and results of operations, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP. Adjustments to operating profit and margin, net earnings and net earnings per share have included restructuring charges, impairment charges, gains and losses on the sale of buildings and businesses and inventory write-down charges. Reconciliations of the non-GAAP measures to the most directly comparable GAAP measures can be found in the appendix to this presentation. This presentation also contains forward-looking non-GAAP financial measures regarding “Adjusted Operating Margin”, “Adjusted Net Earnings per Share”, “Adjusted Free Cash Flow”. The forward-looking non-GAAP financial measures are expected to include adjustments similar in nature to those described above though could differ materially and adversely from the results anticipated or implied herein. We cannot, without unreasonable effort or expense, reliably predict the necessary components of the most directly comparable GAAP measures and are unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures. Forward-looking Projections All forward-looking financial projections are compared against a base year of fiscal year 2022. Note – numbers in tables may not add to totals due to rounding.

An Inflection Point 3| SHAPING THE WAY OUR WORLD MOVES PAT ROCHE Chief Executive Officer Agenda Delivering Margin Enhancement MARK TRABERT Chief Operating Officer Building Financial Strength JENNIFER WALTER Chief Financial Officer Questions and Answers

Each day, our people, products and technologies affect the lives of millions across the globe. Moog solutions are critical to our national security, to safe transportation, to reducing factory emissions and to enhancing patients’ lives. Shaping The Way Our World Moves 4

An Inflection Point 6 PAT ROCHE Chief Executive Officer

What I Have Learned Strong organic growth over the last decade Unnecessary levels of complexity built over decades Flat operating margins and no visibility on goals Outstanding business that needs execution discipline 6| SHAPING THE WAY OUR WORLD MOVES

What’s Changing Significant value creation through margin expansion Focus on margin expansion Simplification to enhance margins Pricing to recognize fair value delivered Clear visibility on financial goals Leadership prioritizing execution, enabling our performance Staff empowered to deliver, with clear expectations and accountability 7| SHAPING THE WAY OUR WORLD MOVES

A technology company with deep capabilities in motion control systems and precision components Our highly collaborative culture delivers innovative solutions to solve our customers most difficult technical challenges We target specific applications “when performance really matters™” We deliver solutions across a range of end markets We are clear on where and how we create value Our Mission 8

Together, we will make a difference by building a sustainable Moog for current and future generations. Highly motivated and empowered workforce Our Vision 9

Key Leadership Themes PEOPLE, COMMUNITY AND PLANET FINANCIAL STRENGTHCUSTOMER FOCUS We Deliver We Care We Perform 10| SHAPING THE WAY OUR WORLD MOVES

Base Year FY22 Financial Targets Through FY26 5-7% Sales CAGR 100 bps Average Annual Adjusted Operating Margin Growth 15-20% Adjusted Earnings per Share CAGR 11| SHAPING THE WAY OUR WORLD MOVES 75-100% Free Cash Flow Conversion in FY25 and FY26 Modest Cash Flow in FY24

Business and Markets Overview

FY22 % of Moog Sales



DEFENSE

- **OEM Platforms**
  - F-35
  - RIwP
  - Missiles
- **Military Aircraft Aftermarket**
- **Future Platforms**
  - V-280 FLRAA
  - Classified programs
  - Hypersonics

42%



SPACE

- **Launch Vehicles**
  - Thrust Vector Actuators
- **Satellite Components**
  - Propulsion
  - Avionics
  - Solar Array Drives
- **Space Vehicles**

11%



INDUSTRIAL

- **Industrial Automation**
- **Simulation and Test**
- **Energy**

22%



COMMERCIAL

- **OEM Platforms**
  - B787, A350
  - E2, C919
  - Gulfstream G700
- **OEM Components**
  - B737 Max; A320, A321
- **Commercial Aircraft Aftermarket**

17%



MEDICAL

- **Enteral Pumps and Sets**
- **Infusion Pumps and Sets**
- **CT Scan Slip Rings**

8%

MOOG | SHAPING THE WAY OUR WORLD MOVES

12

Strong Business Growth in Core Markets Confident in our ability to deliver 5-7% sales growth Proven growth engine 5% CAGR over the last decade Strong platform position V-280 and various classified programs drive continued growth Sustained market growth Defense and Space experiencing prolonged growth and Commercial aircraft in recovery End market diversity Provides resilience 13| SHAPING THE WAY OUR WORLD MOVES

New Ventures Add Revenue Upside Adjacencies create significant growth beyond FY26 Early success 14| SHAPING THE WAY OUR WORLD MOVES opening new market opportunities Builds on precision components, systems engineering and software Three new ventures

New Ventures Three areas of strategic growth that build on core businesses Space Vehicles – significant growth in ISR and constellations; building complete satellite ready for the addition of payload. First flight this year. Construction – disruption due to sustainability expectations and work force productivity needs. A global construction equipment fleet of 10 million units. Moog has already fielded electrified and automated vehicles. Agile Prime – rapid deployment of new capabilities into the battlefield. Moog is bringing full mission solutions to the market. Our Reconfigurable Integrated Weapons Platform (RIwP®) is already in the field. 15| SHAPING THE WAY OUR WORLD MOVES

Margin Performance Will Change 16| SHAPING THE WAY OUR WORLD MOVES New approach to deliver margin improvement Execution discipline Leadership priority Empowerment and accountability Mindset shift Systematic approach

| SHAPING THE WAY OUR WORLD MOVES Margin Performance Will Change Clear path to achieve better performance each year Two levers for margin improvement Simplification Unravelling decades-long build-up of complexity Pricing Reflecting the value that we deliver for our customers 18

19 Skills and experience to deliver PAT ROCHE Chief Executive Officer MARK TRABERT Chief Operating Officer JENNIFER WALTER Chief Financial Officer PAUL WILKINSON Chief Human Resources Officer MARK GRACZYK President, Military Aircraft STU MCLACHLAN President, Industrial MICHAEL SCHAFF President, Commercial Aircraft JOE ALFIERI President, Space and Defense Leadership Team

Aircraft Organization Simplification 19| SHAPING THE WAY OUR WORLD MOVES Align each business to focus on different market needs Transform from a complex, matrix organization to a simpler, more focused organization Create clear lines of accountability, and to drive ownership of financial performance further into the organization Focus on value creation and speed of decisions

Key Takeaways An Inflection Point for Moog 20| SHAPING THE WAY OUR WORLD MOVES Proven growth engine in expanding markets Clear line of sight to better profitability Different approach to drive margin improvement 1 Leadership team committed to deliver

Delivering Margin Enhancement 22 MARK TRABERT Chief Operating Officer

Company-Wide Initiatives Drive Performance Improvement I Factories focused on unique needs of each market Reduced complexity and costs improves performance Driven by strategy Better visibility into margin improvement opportunities Ensure footprint is fit for purpose to execute strategy and simplify the business 22| SHAPING THE WAY OUR WORLD MOVES

Portfolio Shaping Margin expansion, longer-term growth Portfolio reflects strategic direction and simplification of our business Portfolio Growth Investing in businesses we are growing 23| SHAPING THE WAY OUR WORLD MOVES Divestitures Pruning businesses and products that no longer fit

80/20 Execution 80% of results come from 20% of input Data-driven, systematic process to improving performance Different way of evaluating the business to better understand potential improvement opportunities Deeper understanding of profitability throughout the company Drives improved decision-making and actions that capture margin enhancement Helps simplify the business and provides clarity for resource deployment decisions Undergoing mindset change as organization adopts 80/20 Initial deployment across many areas of the company Improved customer focus, margin expansion, balance sheet improvement 24| SHAPING THE WAY OUR WORLD MOVES

83 Locations 54 Production 75 Locations 48 Production 65-68 Locations 40-43 Production 2021 2023 2026 Footprint Rationalization Margin expansion 25| SHAPING THE WAY OUR WORLD MOVES

Realigning production facilities to focus on the unique requirements of each market Markets: Defense, Space, Industrial, Commercial, Medical Original Equipment, Aftermarket Simplifies by untangling integrated factories Optimizes factories and supply chains Parts, quality requirements and regulatory agencies unique to each market Improves cost, efficiency and quality using Lean principles Focused Factories 26| SHAPING THE WAY OUR WORLD MOVES Improved customer performance, margin expansion, balance sheet improvement

Automation 27| SHAPING THE WAY OUR WORLD MOVES Reduction of manufacturing system complexity and costs Product lead-time improvement Improved quality via automation and process capability Lower cost of poor quality Configure each factory around a specific strategy to maximize efficiency Improved customer performance, margin expansion, balance sheet improvement

Company-Wide Initiatives Drive Performance Improvement 28| SHAPING THE WAY OUR WORLD MOVES

Pricing that Reflects Value Delivered Moog delivers high value-added solutions to solve our customers’ most difficult challenges across all of our markets Strong, collaborative customer relationships built over decades In many cases, our pricing has not reflected the value we deliver All Moog segments have been working collaboratively with our customers to better align pricing with the value we deliver Significant progress made over the past couple years Beginning to see impact on margins 29| SHAPING THE WAY OUR WORLD MOVES

Key Takeaways Delivering Margin Enhancement 30| SHAPING THE WAY OUR WORLD MOVES We are executing the plan and seeing the expected results Simplifying our business and securing pricing commensurate with the value delivered Clear plan that drives sustained performance improvement

Building Financial Strength 32 JENNIFER WALTER Chief Financial Officer

USD in millions, except EPS FY22 FY23 F Sales Aircraft Controls $1,256 $1,330 Space and Defense Controls $872 $920 Industrial Systems $907 $940 Total Sales $3,036 $3,190 Adjusted Operating Margin Aircraft Controls 10.1% 10.3% Space and Defense Controls 10.9% 11.6% Industrial Systems 9.5% 11.2% Total Adjusted Operating Margin 10.2% 11.0% Adjusted Net Earnings per Share* $5.56 $5.70 Adjusted Free Cash Flow $7 $0 *FY23 F adjusted net earnings per share is forecasted to be within a range of $5.50 and $5.90 5% 32| SHAPING THE WAY OUR WORLD MOVES Sales Growth 80 bps Adjusted Operating Margin Expansion Reaffirming FY23 Guidance

FY22 FY26 F $3.7 - 4.0 B $3.0 B 7-9% CAGR 6-8% CAGR 2-3% CAGR Aircraft Controls Space and Defense Controls Industrial Systems Sales growth across all segments Sales CAGR 33| SHAPING THE WAY OUR WORLD MOVES 5-7% Strong Sales Growth Base Year FY22 - Through FY26

Commercial Aircraft Recovery Ramp-up on wide-body platforms 787 - 10/mo in FY26 A350 - 9/mo in FY26 Growth on other platforms Modest aftermarket growth, increasing beyond FY26 Evolving Defense Portfolio Ramp-up of V-280 development work Shift of funded development into production Stable F-35 production Wind-down of legacy platforms Commercial Aircraft Military Aircraft Strong Sales Growth 34| SHAPING THE WAY OUR WORLD MOVES

Growing Defense Demand Accelerated growth of Space products for emerging defense needs Ramp-up of RIwP® to full-rate production Geopolitical tensions driving higher defense activity Refining Industrial Portfolio Growth in major markets Continuation of portfolio shaping activities Space and Defense Controls Industrial Systems Strong Sales Growth 35| SHAPING THE WAY OUR WORLD MOVES

FY22 FY26 F Aircraft Controls FY22 FY26 F Space and Defense Controls FY22 FY26 F Industrial Systems 10.1% 10.9% 9.5% Segment margins between 13-16% in FY26100 bps Average Annual Adjusted Operating Margin Expansion Base Year FY22 - Through FY26 36| SHAPING THE WAY OUR WORLD MOVES Operating Margin Expansion FY26 margins in the teens for all three segments

Operating Margin Expansion Commercial recovery Aircraft Controls Mix shift within military aircraft Pricing for the value provided 37| SHAPING THE WAY OUR WORLD MOVES

Operating Margin Expansion Space and Defense Controls Efficiencies associated with sales growth Moving beyond space vehicles challenges Pricing for the value provided 38| SHAPING THE WAY OUR WORLD MOVES

Operating Margin Expansion Industrial Systems Pricing for the value provided Benefits of portfolio shaping Benefits of footprint rationalization 39| SHAPING THE WAY OUR WORLD MOVES

Driven by strong operational performance Operating margin expansion Sales growth Assumptions 24% - 25% effective tax rate in FY24 - FY26 No share repurchases 15-20% Adjusted Earnings per Share CAGR Base Year FY22 - Through FY26 40| SHAPING THE WAY OUR WORLD MOVES Adjusted Earnings per Share Growth

Deliberate decisions to support organic growth Investments in facilities - expansion and automation Out-year improvements Inventory management activities Normalization of capital expenditure levels Consumption of strong customer advances 75-100% Free Cash Flow Conversion in FY25 and FY26 Modest Cash Flow in FY24 41| SHAPING THE WAY OUR WORLD MOVES Free Cash Flow Generation

Capital Deployment Organic growth Facilities and advanced manufacturing capabilities New business ventures Strategic M&A Complementary to our portfolio Strategic and financial focus Return of capital to shareholders Quarterly dividend payments Opportunistic share repurchases Capital Available to be Deployed Through FY26 42| SHAPING THE WAY OUR WORLD MOVES $2 B

Key Takeaways Building Financial Strength 43| SHAPING THE WAY OUR WORLD MOVES Key initiatives in place to drive margin expansion Strong organic sales growth aids in margin expansion Capital deployment focused on organic growth opportunities Management team committed to building financial strength

Closing Remarks We have a strong, resilient and growing business Defense and Space markets are growing Commercial aircraft is rebounding We are repositioning ourselves in existing markets and entering new markets We have a strong commitment to margin expansion We have a realizable plan to deliver substantial improvement We are building our financial strength to deliver a sustainable Moog 44| SHAPING THE WAY OUR WORLD MOVES

Questions and Answers PAT ROCHE Chief Executive Officer 45| SHAPING THE WAY OUR WORLD MOVES MARK TRABERT Chief Operating Officer JENNIFER WALTER Chief Financial Officer

Appendix FY 2022 A FY 2023 F FY 2022 A FY 2023 F As reported results As adjusted FY 2022 and FY 2023 results3, 4 Sales $ 3,035.8 $ 3,190.0 Sales $ 3,035.8 $ 3,190.0 Net Earnings 155.2 186.0 Net Earnings 178.6 182.4 Net Earnings Per Share $ 4.83 $ 5.811 Net Earnings Per Share $ 5.56 $ 5.702 Segment Sales Segment Sales Aircraft Controls $ 1,256.5 $ 1,330.0 Aircraft Controls $ 1,256.5 $ 1,330.0 Space and Defense Controls 872.3 920.0 Space and Defense Controls 872.3 920.0 Industrial Systems 907.0 940.0 Industrial Systems 907.0 940.0 $ 3,035.8 $ 3,190.0 $ 3,035.8 $ 3,190.0 Operating Profit Operating Profit Aircraft Controls $ 123.6 $ 136.0 Aircraft Controls $ 127.0 $ 137.0 Space and Defense Controls 86.8 105.5 Space and Defense Controls 94.7 107.0 Industrial Systems 72.4 112.7 Industrial Systems 86.6 105.5 $ 282.8 $ 354.2 $ 308.3 $ 349.5 Operating Margins Operating Margins Aircraft Controls 9.8% 10.2% Aircraft Controls 10.1% 10.3% Space and Defense Controls 10.0% 11.5% Space and Defense Controls 10.9% 11.6% Industrial Systems 8.0% 12.0% Industrial Systems 9.5% 11.2% 9.3% 11.1% 10.2% 11.0% 46| SHAPING THE WAY OUR WORLD MOVES

Appendix FY 2022 A FY 2023 F As reported results Cash Flow from Operations $ 247 $ 165 Cash Flow from Operations $ 147 $ 165 Capital Expenditures (139) (165) Capital Expenditures (139) (165) Free Cash Flow $ 107 $ 0 Free Cash Flow $ 7 $ 0 FY 2022 A FY 2023 F As adjusted FY 2022 and 2023 results: excluding the (detriment)/benefit of securitization5 47| SHAPING THE WAY OUR WORLD MOVES

Appendix FY 2022 A FY 2023 F Difference between As reported and As adjusted FY 2022 and 2023 results3, 4 Operating Profit Aircraft Controls $ (3.3) $ (1.0) Space and Defense Controls (7.9) (1.5) Industrial Systems (14.2) 7.2 Operating Margin $ (25.4) $ 4.7 Aircraft Controls -0.3% -0.1% Space and Defense Controls -0.9% -0.2% Industrial Systems -1.6% 0.8% -0.8% 0.1% Net Earnings adjustments for charges $ (23.4) $ 3.6 Net Earnings Per Share adjustments for charges $ (0.73) $ 0.11 Cash Flow from Operations $ 100.0 $ - Free Cash Flow $ 100.0 $ - Decrease (Increase) in Net Debt $ 100.0 $ - 1. FY 2023F Net Earnings Per Share is forecasted to be within a range of $5.61 and $6.01. 2. FY 2023F As Adjusted Net Earnings Per Share is forecasted to be within a range of $5.50 and $5.90. 3. FY 2022A adjustments to Operating Profit and Margin, Net Earnings and Net Earnings Per Share include: Aircraft Controls: Restructuring and impairment charges of $19 million, partially offset by gain on the sale of a business $16 million. Space and Defense Controls: Loss on the sale of a business $4 million and restructuring, inventory write-down and impairment charges $4 million. Industrial Systems: Loss on the sale of a business $15 million, restructuring, inventory write-down and impairment charges $8 million, partially offset by gain on the sale of a building $9 million. 4. FY 2023F adjustments to Operating Profit and Margin, Net Earnings and Net Earnings Per Share include: Aircraft Controls: Impairment loss $1 million. Space and Defense Controls: Restructuring, impairment and other charges $2 million. Industrial Systems: Gain on the sales of buildings $10 million partially offset by restructuring and other charges $3 million. 5. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is defined as free cash flow adjusted for securitization activity. The securitization increased FY 2022A Cash Flow from Operations by $100 million. 48| SHAPING THE WAY OUR WORLD MOVES